UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2019

POSTAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter) Commission File Number: 001-38903

Maryland	83-2586114
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

75 Columbia Avenue, Cedarhurst, NY 11516	(516) 295-7820
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by Postal Realty Trust, Inc. (the “Company”) on November 25, 2019 (the “Original Filing”) reporting the acquisition of a portfolio of 113 properties leased to the United States Postal Service (the “Portfolio”) to include the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Properties Acquired.

The sole lessee for each of the properties in the Portfolio is the United States Postal Service (the “USPS”). The majority of the Company’s leases with the USPS in the Portfolio are “modified double net” leases, which the Company believes are constructively and functionally equivalent to triple net leases. As a result, in lieu of providing financial statements for the Portfolio, the Company makes reference to the public reports of the USPS with the Postal Regulatory Commission, including the audited financial statements of the USPS, available at www.usps.com or www.prc.gov.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019 and the Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 of the Company and for the above referenced Portfolio, together with the related notes thereto is filed as Exhibit 99.1 hereto.

(d)	Exhibits.

Exhibit No.	Document
99.1	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019 and the Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2020

POSTAL REALTY TRUST, INC.

By:	/s/ Jeremy Garber
Jeremy Garber
President and Treasurer

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